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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 21, 2005

                              LAWSON SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

                        Commission File Number: 000-33335


           Delaware                                             41-1251159
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                           Identification Number)


380 St. Peter Street, St. Paul, Minnesota                       55102-1302
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (651) 767-7000

   Former name or former address, if changed since last report: Not applicable

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2b under the Exchange
    Act (17CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events

       On November 21, 2005 Lawson announced in a news release that it has filed an initial Form S-4 Registration Statement with the Securities and Exchange Commission, providing the details of its previously announced offer for the shares and warrants of Intentia International AB. A copy of the press release is attached hereto as Exhibit 99.1.

       Lawson Software, Inc. plans to hold its annual meeting of stockholders in conjunction with the stockholder meeting at which the proposed business combination with Intentia International AB will be submitted to the stockholders for approval. On November 21, 2005, Lawson filed a Registration Statement on Form S-4 with the Securities and Exchange Commission which contains the planned agenda for the annual meeting. The date of the annual meeting will not be available until that Registration Statement has been declared effective.


Item 9.01. Financial Statements and Exhibits

       (c) Exhibits

       99.1    Press release of Lawson Software, Inc. issued November 21, 2005

       The information in this Form 8-K, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Lawson Software, Inc.

Date: November 21, 2005                       By: /s/ Robert G. Barbieri
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                                              Robert G. Barbieri
                                              Executive Vice President and Chief
                                              Financial and Performance Officer